UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 2, 2007
lululemon athletica inc.
(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-33608 (Commission File Number)	20-3842867 (I.R.S. Employer Identification Number)
2285 Clark Drive
Vancouver, British Columbia
Canada, V5N 3G9
(Address of Principal Executive Offices) (Zip Code)
(604) 732-6124
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On August 2, 2007, upon the completion of the initial public offering (“IPO”) of shares of common stock of lululemon athletica inc. (the “Company”), the Company filed an Amended and Restated Certificate of Incorporation (the “Post-IPO Charter”) which amended and restated the Company’s certificate of incorporation in its entirety. As described in the final prospectus of the Company dated July 26, 2007, the changes to the certificate of incorporation effected by the Post-IPO Charter are: (i) the elimination of all provisions relating to the Company’s Series A Preferred Stock, Series B Preferred Stock and Series TS Preferred Stock, (ii) the confirmation of the authorized capitalization of the Company of 200 million shares of common stock, 30 million shares of special voting stock and 5 million shares of preferred stock; and (iii) the addition of provisions relating to the classification of the board of directors. The Post-IPO Charter was approved by the board of directors of the Company on July 20, 2007 and by the stockholders of the Company on July 20, 2007. The Post-IPO Charter became effective upon filing with the Delaware Secretary of State on August 2, 2007.
     On April 26, 2007, the board of directors of the Company approved the amendment and restatement of the existing bylaws of the Company in their entirety to be effective upon completion of the IPO (the “Amended and Restated Bylaws”). The stockholders approved the Amended and Restated Bylaws on June 8, 2007. As described in the final prospectus of the Company dated July 26, 2007, the Amended and Restated Bylaws revised the bylaws to: (i) explicitly permit electronic communications in the context of voting, meetings, and notices; (ii) include a classified board provision; (iii) remove the provision permitting stockholders to act by written consent; and (iv) outline procedures for nominating persons to the Board and filling any vacancy occurring in the Board. The Amended and Restated Bylaws became effective on August 2, 2007.
Item 9.01. Financial Statements and Exhibits.
     (c) The following exhibits are filed with this Form 8-K:
3.1	Amended and Restated Certificate of Incorporation of lululemon athletica inc., effective August 2, 2007

*3.2	Amended and Restated Bylaws of lululemon athletica inc., effective August 2, 2007 (Exhibit 3.5 to Amendment No. 2 to the Company’s Registration Statement on Form S-1 (file no. 333-142477) as filed on June 19, 2007).

*	Incorporated by reference.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 8, 2007	By:	/s/ John E. Currie
John E. Currie
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Amended and Restated Certificate of Incorporation of lululemon athletica inc., effective August 2, 2007